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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2005

MOLSON COORS BREWING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14829 (Commission File Number)	84-0178360 (IRS Employer Identification No.)

1555 Notre Dame Street East Montréal, Québec, Canada, H2L 2R5	1225 17th Street, Suite 1875 Denver, Colorado 80202
(Address of principal executive offices, including Zip Code)

(303) 277-6661 (Colorado)
(514) 521-1786 (Québec)
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Financial Statements

        Adolph Coors Company (Coors) and Molson Inc. (Molson) merged on February 9, 2005 (the Merger). In connection with the Merger, Coors changed its name to Molson Coors Brewing Company (the Company or MCBC). The purpose of this Current Report on Form 8-K is to present the following financial information: (a) Molson's historical financial statements (unaudited) for the three and nine-month periods ended December 31, 2004 and December 31, 2003; (b) Molson's audited historical financial statements for the three fiscal years ended March 31, 2004; (c) our unaudited pro forma condensed combined statements of operations for the twenty-six weeks ended June 26, 2005 and the year ended December 26, 2004 that gave effect to the Merger; (d) updates to the operating segment and debt guarantor financial statement footnote disclosures as well as corresponding updates to Management's Discussion and Analysis in the Company's Annual Report on Form 10-K as of and for the three fiscal years ended December 26, 2004, which are due to the changes in segment reporting beginning with the Company's Quarterly Report on Form 10-Q/A for the thirteen weeks ended March 27, 2005; and (e) updates to the debt guarantor financial statement footnote disclosures in the Company's Quarterly Report on Form 10-Q for the twenty-six weeks ended June 26, 2005. There was no effect on the Company's financial position, results of operations or cash flows in any of the periods presented as a result of the changes in reporting.

        This updated information is required in order to permit the Company to issue securities, as the Company must update financial information that was previously provided in its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q, to reflect the changes in segment reporting, and to provide updates to the guarantor financial statement footnote disclosures to present historical information as if debt securities were issued by a finance subsidiary of the Company. As such, the following documents are filed as part of this Current Report on Form 8-K:

        Form 10-K:

  a)
  Item 1. Business (Exhibit 99.4)

  b)
  Item 2. Properties (Exhibit 99.5)

  c)
  Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations (Exhibit 99.6)

  d)
  Item 8. Financial Statements and Supplementary Data (Exhibit 99.7)

        Form 10-Q:

  a)
  Item 1: Financial Statements (Exhibit 99.8)

NFL Sponsorship Agreement

        On September 6, Coors Brewing Company, a subsidiary of the Company, issued a press release which is attached as Exhibit 99.9 hereto.

Item 9.01 Financial Statements and Exhibits.

        Listed below are the financial statements, pro forma financial information and other exhibits filed as part of this Current Report on Form 8-K:

  a)
  Unaudited Pro Forma Condensed Combined Statements of Operations for the twenty-six weeks ended June 26, 2005 and the year ended December 26, 2004. (Exhibit 99.1)

  b)
  Unaudited financial statements of Molson Inc. for the three-month and nine-month periods ended December 31, 2004 and December 31, 2003. (Exhibit 99.2)

  c)
  Audited financial statements of Molson Inc. for the three fiscal years ended March 31, 2004, 2003 and 2002. (Exhibit 99.3)

  d)
  Other exhibits in accordance with the provisions of Item 601 of Regulation S-K.

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Exhibit
23.1	Consent of Independent Registered Public Accounting Firm.
23.2	Consent of Independent Auditors.
99.1	Unaudited Pro Forma Condensed Combined Statements of Operations for the Twenty-six Weeks Ended June 26, 2005 and the Year Ended December 26, 2004.
99.2	Molson Inc. Consolidated Financial Statements (Unaudited) for the Three Months and Nine Months Ended December 31, 2004 and 2003.
99.3	Molson Inc. Consolidated Financial Statements (Audited) for the three fiscal years ended March 31, 2004, 2003 and 2002.
99.4	Item 1. Business, Annual Report on Form 10-K.
99.5	Item 2. Properties, Annual Report on Form 10-K.
99.6	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, Annual Report on Form 10-K.
99.7	Item 8. Financial Statements and Supplementary Data, Annual Report on Form 10-K.
99.8	Item 1. Financial Statements, Quarterly Report on Form 10-Q.
99.9	Press release regarding NFL sponsorship agreement.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLSON COORS BREWING COMPANY
/s/ ANNITA MENOGAN
Date: September 9, 2005	Name:	Annita Menogan
	Title:	Vice President, Secretary and Deputy General Counsel

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Exhibit Index

Exhibit
23.1	Consent of Independent Registered Public Accounting Firm.
23.2	Consent of Independent Auditors.
99.1	Unaudited Pro Forma Condensed Combined Statements of Operations for the Twenty-six Weeks Ended June 26, 2005 and the Year Ended December 26, 2004.
99.2	Molson Inc. Consolidated Financial Statements (Unaudited) for the Three Months and Nine Months Ended December 31, 2004 and 2003.
99.3	Molson Inc. Consolidated Financial Statements (Audited) for the three fiscal years ended March 31, 2004, 2003 and 2002.
99.4	Item 1. Business, Annual Report on Form 10-K.
99.5	Item 2. Properties, Annual Report on Form 10-K.
99.6	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations, Annual Report on Form 10-K.
99.7	Item 8. Financial Statements and Supplementary Data, Annual Report on Form 10-K.
99.8	Item 1. Financial Statements, Quarterly Report on Form 10-Q.
99.9	Press release regarding NFL sponsorship agreement.

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES